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                              MFS HIGH INCOME FUND
                            MFS STRATEGIC INCOME FUND



                      Supplement to the Current Prospectus



         During the period from August 1, 1997 through October 31, 1997 (unless extended by MFS Fund Distributors, Inc. ("MFD")) (the "Sales Period"), MFD will pay Invest Financial Corporation and Investment Centers of America 100% of the applicable sales charge on sales of Class A shares of the Fund sold by them during the Sales Period.


   The date of this Supplement is August 1, 1997, as amended October 1, 1997.